UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

June 13, 2017

KEMET Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-15491 (Commission File Number)	57-0923789 (IRS Employer Identification Number

2835 KEMET Way Simpsonville, SC (Address of Principal Executive Offices)	29681 (Zip Code)

Registrant’s telephone number, including area code: (864) 963-6300

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(a)	Not Applicable

(b)	Not Applicable

(c)	Not Applicable

(d)
On June 13, 2017, the Board of Directors (the “Board”) of KEMET Corporation, a Delaware corporation (the “Company”), increased the size of the Board to nine members and elected Yasuko Matsumoto to fill the resulting vacancy. Ms. Matsumoto has been placed in the Director Class of 2019.

Ms. Matsumoto is currently employed as the General Manager, Affiliated Company Department, Corporate Strategy Division of NEC Corporation (“NEC”). She joined NEC in 1986 and served in a variety of managerial positions with NEC and its subsidiaries, including Manager, Corporate Finance Division, of NEC Capital Solutions Limited. In April 2012 Ms. Matsumoto was appointed Senior Manager, Affiliate Company Department, Corporate Strategy Division; and in April 2013 she was named Department Manager, Energy Service Department, Smart Energy Business Unit prior to her appointment in February 2014 to her current position. Ms. Matsumoto currently serves on the board of directors of Nippon Avionics Co., Ltd. (listed on the Tokyo Stock Exchange), Netcracker Technology Corporation and NEC Energy Devices, Ltd. Ms. Matsumoto served as a director of NEC TOKIN Corporation from 2006 until its acquisition by the Corporation on April 19, 2017. Ms. Matsumoto received a Bachelor of Economics degree from Sophia University and is a graduate of the Executive Management Program of the University of Tokyo. The Corporation's Board of Directors believes that it benefits from Ms. Matsumoto’s financial and mergers and acquisitions expertise, her experience with the automotive industry and with the Asian electronics components market, and her experience with, and access to, the Asian financial market.
The Board has determined that Ms. Matsumoto qualifies as an “independent director,” as that term is defined in Item 407(a) of Regulation S-K. In making that determination the Board has considered that the Company completed the purchase of the remaining shares of TOKIN Corporation from NEC Corporation and NEC Capital Solutions Limited on April 19, 2017.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits
The following exhibits are furnished with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	News Release, dated June 14, 2017, issued by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEMET Corporation

Date: June 14, 2017	By:
William M. Lowe, Jr.
Executive Vice President and Chief Financial Officer